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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 18, 1997, in Amendment No. 1 to the Registration Statement on Form S-1 and related Prospectus of Salix Holdings, Ltd. for the registration of 3,450,000 shares of its common stock.

                                          /S/ ERNST & YOUNG LLP

Palo Alto, California

September 24, 1997